As filed with the Securities and Exchange Commission on October 19, 2006
Registration No. 333-135808

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-4/A
Amendment No. 2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

P. H. Glatfelter Company
(Exact name of Registrant as specified in its charter)

Pennsylvania	2621	23-0628360
(State or other jurisdiction of incorporation or organization)	(Primary standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

96 South George Street, Suite 500
York, Pennsylvania 17401
(717) 225-4711
(Address and telephone number of Registrant’s principal executive offices)

John P. Jacunski
Senior Vice President and Chief Financial Officer
P. H. Glatfelter Company
96 South George Street, Suite 500
York, Pennsylvania 17401
(717) 225-4711
(Name, address and telephone number of agent for service)

with a copy to:
Bruce Czachor
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
(212) 848-4000

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to be	Offering Price	Aggregate	Amount of
Securities to be Registered	Registered	Per Unit	Offering Price (1)	Registration Fee (2)

7 1/8% Notes due 2016	$200,000,000	100%	$200,000,000	$21,400

Guarantees of 7 1/8% Notes due 2016	—	—	—	—

(1)	Estimated solely for the purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended.

(2)	Calculated based upon the market value of the securities to be received by the registrants in the exchange in accordance with Rule 457(f). Pursuant to Rule 457(n), no registration fee will be paid in connection with the guarantee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

		Primary Standard
	State or other	Industrial	I.R.S. Employer
	Jurisdiction of	Classification	Identification
Name	Incorporation	Code Number	Number

PHG Tea Leaves, Inc.	DE	2612	52-2068690
Mollanvick, Inc.	DE	2612	52-2068900
The Glatfelter Pulp Wood Company	MD	2612	23-1519556
GLT International Finance, LLC	DE	2612	32-0019096
Glenn-Wolfe, Inc.	DE	2612	52-2017675
Glatfelter Holdings, LLC	DE	2612	20-3878695
Glatfelter Holdings II, LLC	DE	2612	20-3878722

Explanatory Note
      This Amendment No. 2 is being filed solely for the purpose of filing exhibits to the Registration Statement on Form S-4 (File No. 333-135808) and no changes or additions are being made hereby to the preliminary prospectus which forms part of the Registration Statement or to Items 20 or 22 of Part II of the Registration Statement. Accordingly, the preliminary prospectus and Items 20 and 22 of Part II of the Registration Statement have been omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.	Exhibits
      (a) Exhibits
      See the index to exhibits that appears immediately following the signature pages to this registration statement.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

P. H. GLATFELTER COMPANY

By:	/s/ John P. Jacunski

Name: John P. Jacunski

Title:	Senior Vice President and

Chief Financial Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* George H. Glatfelter II		Chairman, Chief Executive Officer and Director (Principal Executive Officer)	October 19, 2006

/s/ John P. Jacunski John P. Jacunski.		Senior Vice President and Chief Financial Officer (Principal Financial Officer)	October 19, 2006

* David C. Elder		Corporate Controller (Principal Accounting Officer)	October 19, 2006

* Kathleen A. Dahlberg		Director	October 19, 2006

* Nicholas DeBenedictis		Director	October 19, 2006

* J. Robert Hall		Director	October 19, 2006

* Richard C. Ill		Director	October 19, 2006

* Ronald J. Naples		Director	October 19, 2006

* Richard L. Smoot		Director	October 19, 2006

* Lee C. Stewart		Director	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

PHG TEA LEAVES, INC.

By:	*

Name: George Amoss, Jr.
Title: President
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates as indicated.

Signature		Title	Date

* George Amoss, Jr.		President, Treasurer and Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)	October 19, 2006

* Leslie Eby		Vice President and Director	October 19, 2006

* Mary Alice Avery		Assistant Secretary and Director	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

THE GLATFELTER PULP WOOD COMPANY

By:	*

Name: George H. Glatfelter II
Title: Chairman and President
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates as indicated.

Signature		Title	Date

* George H. Glatfelter II		Chairman, President and Director (Principal Executive Officer)	October 19, 2006

* John P. Jacunski		Treasurer (Principal Financial Officer, Principal Accounting Officer)	October 19, 2006

* Peter P. Alexander		Director	October 19, 2006

* Thomas V. Bosley		Director	October 19, 2006

* Charles A. Brown		Director	October 19, 2006

* Robert L. Inners II		Director	October 19, 2006

* James B. Koykendall		Director	October 19, 2006

* Thomas R. Wieland		Director	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

GLT INTERNATIONAL FINANCE, LLC

By:	/s/ John P. Jacunski

Name: John P. Jacunski
Title: President
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates as indicated.

Signature		Title	Date

/s/ John P. Jacunski John P. Jacunski		President and Director (Principal Executive Officer)	October 19, 2006

* George Amoss Jr.		Treasurer and Director (Principal Financial Officer, Principal Accounting Officer)	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

MOLLANVICK, INC.

By:	*

Name: George Amoss Jr.
Title: President
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates as indicated.

Signature		Title	Date

* George Amoss Jr.		President and Director (Principal Executive Officer)	October 19, 2006

* Leslie Eby		Vice President and Director	October 19, 2006

* Mary Alice Avery		Assistant Secretary and Director (Principal Accounting Officer)	October 19, 2006

* Donald Gross		Treasurer (Principal Financial Officer)	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

GLENN-WOLFE, INC.

By:	*

Name: George Amoss Jr.
Title: President
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates as indicated.

Signature		Title	Date

* George Amoss Jr.		President and Director (Principal Executive Officer)	October 19, 2006

* Leslie Eby		Vice President and Director	October 19, 2006

* Mary Alice Avery		Assistant Secretary and Director (Principal Accounting Officer)	October 19, 2006

* Donald Gross		Treasurer (Principal Financial Officer)	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

GLATFELTER HOLDINGS, LLC

By:	*

Name: Thomas V. Bosley
Title: President and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Thomas V. Bosley		President and Chief Executive Officer	October 19, 2006

* David C. Elder		Treasurer (Principal Financial Officer, Principal Accounting Officer)	October 19, 2006

* Jennifer Deitchman		Managing Director	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 19, 2006.

GLATFELTER HOLDINGS II, LLC

By:	*

Name: Thomas V. Bosley
Title: President and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

* Thomas V. Bosley		President and Chief Executive Officer	October 19, 2006

* David C. Elder		Treasurer (Principal Financial Officer, Principal Accounting Officer)	October 19, 2006

* Jennifer Deitchman		Managing Director	October 19, 2006

*By:	/s/ John P. Jacunski As Attorney-in-Fact

EXHIBIT INDEX

Exhibit
Number		Description of Exhibits

4.1		Indenture, dated as of April 28, 2006, by and between the Company and SunTrust Bank, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on May 3, 2006).
4.2		Registration Rights Agreement, dated April 28, 2006, among the Company, the Guarantors named therein and the Initial Purchasers (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on May 3, 2006).
4.3		First Supplemental Indenture, dated as of September 21, 2006, among Glatfelter Holdings, LLC, Glatfelter Holdings II, LLC, the Existing Subsidiary Guarantors named therein and SunTrust Bank.**
5.1		Opinion of Shearman & Sterling LLP as to the validity of the securities being offered.*
5.2		Opinion of Ballard Spahr Andrews and Ingersoll, LLP as to the validity of the securities being offered.*
10.1		Asset Purchase Agreement, dated February 21, 2006, among NewPage Corporation, Chillicothe Paper Inc. and the Company (exhibits omitted) (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 27, 2006).
10.2		Agreement for Sale of Assets (Lydney), dated March 8, 2006, by and among J R Crompton Limited, Nicholas James Dargan and William Kenneth Dawson, as administrators and Glatfelter-UK Limited and the Company (incorporated by reference to Exhibit 10 to the Quarterly Report on Form 10-Q filed by the Company for the quarter ended March 31, 2006).
10.3		P. H. Glatfelter Company Management Incentive Plan, adopted as of January 1, 1994, as amended and restated December 19, 2000 and effective January 1, 2001 (incorporated by reference to Exhibit 10(a) to the Company’s Form 10-K for the year ended December 31, 2000).
10.4		P. H. Glatfelter Company 2005 Management Incentive Plan, adopted as of April 27, 2005 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on April 29, 2005).
10.5		P. H. Glatfelter Company Supplemental Executive Retirement Plan, as amended and restated effective April 23, 1998 and further amended December 20, 2000 (incorporated by reference to Exhibit 10(c) to the Company’s Form 10-K for the year ended December 31, 2000).
10.6		Description of Executive Salary Continuation Plan (incorporated by reference to Exhibit 10(g) to the Company’s Form 10-K for the year ended December 31, 1990).
10.7		P. H. Glatfelter Company Supplemental Management Pension Plan, effective as of April 23, 1998 (incorporated by reference to Exhibit 10(f) to the Company’s Form 10-K for the year ended December 31, 1998).
10.8		P. H. Glatfelter Company 2005 Long-Term Incentive Plan, adopted as of April 27, 2005 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 29, 2005).
10	.8.1	Form of Top Management Restricted Stock Unit Award Certificate (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on April 29, 2005).
10	.8.2	Form of Non-Employee Director Restricted Stock Unit Award Certificate (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on April 29, 2005).
10.9		P. H. Glatfelter Company Deferred Compensation Plan for Directors, effective as of April 22, 1998 (incorporated by reference to Exhibit 10(h) to the Company’s Form 10-K for the year ended December 31, 1998).
10.10		Change in Control Employment Agreement by and between the Company and George H. Glatfelter II, dated as of December 31, 2005 (incorporated by reference to Exhibit 10(i) to the Company’s Form 10-K for the year ended December 31, 2005).

Exhibit
Number		Description of Exhibits

10.11		Form of Change in Control Employment Agreement by and between the Company and certain employees, dated as of December 31, 2005 (incorporated by reference to Exhibit 10(j) to the Company’s Form 10-K for the year ended December 31, 2005).
10	.11.1	Schedule of Change in Control Employment Agreements (incorporated by reference to Exhibit 10(j)(a) to the Company’s Form 10-K for the year ended December 31, 2005).
10.12		Agreement between the State of Wisconsin and Certain Companies Concerning the Fox River, dated as of January 31, 1997, among the Company, Fort Howard Corporation, NCR Corporation, Appleton Papers Inc., Riverside Paper Corporation, U.S. Paper Mills, Wisconsin Tissue Mills Inc. and the State of Wisconsin (incorporated by reference to Exhibit 10(i) to the Company’s Form 10-K for the year ended December 31, 1996).
10.13		Credit Agreement, dated as of June 24, 2002, among the Company, various subsidiary borrowers, Deutsche Bank AG New York Branch, as Agent, and various lending institutions with Deutsche Bank Securities Inc., as Lead Arranger and Book Runner (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by the Company for the quarter ended June 30, 2002).
10.14		Increase in Commitments and Lender Addition Agreement (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by the Company for the quarter ended September 30, 2002).
10.15		Contract for the Purchase and Bargain Sale of Property (exhibits omitted) (incorporated by reference to Exhibit 10(o) to the Company’s Form 10-K for the year ended December 31, 2002).
10.16		Term Loan Agreement, dated as of March 21, 2003, among GPW Timberlands, LLC, (a wholly owned subsidiary of the Company) and Suntrust Bank, as Administrative Agent (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by the Company for the quarter ended March 31, 2003).
10.17		Consent Decree for Remedial Design and Remedial Action at Operable Unit 1 of the Lower Fox River and Green Bay site by and among the United States of America and the State of Wisconsin v. P. H. Glatfelter Company and WTMI Company (f/k/a Wisconsin Tissue Mills, Inc.) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K/A filed by the Company on October 9, 2003).
10.18		Compensatory Arrangements with Certain Executive Officers (incorporated by reference to Exhibit 10(q) to the Company’s Form 10-K for the year ended December 31, 2005).
10.19		Summary of Non-Employee Director Compensation, (effective May 1, 2006) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on June 29, 2006).
10.20		Credit Agreement, dated as of April 3, 2006, by and among the Company, certain of the Company’s subsidiaries as borrowers, certain of the Company’s subsidiaries as guarantors, the banks party thereto, PNC Bank, National Association, as agent for the banks under the Credit Agreement, PNC Capital Markets LLC and Credit Suisse Securities (USA) LLC, as joint arrangers and bookrunners, and Credit Suisse Securities (USA) LLC, as syndication agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on April 7, 2006).
12.1		Computation of Ratio of Earnings to Fixed Charges.**
21.1		Subsidiaries of the Company (incorporated by reference to Exhibit 21 to the Company’s Form 10-K for the year ended December 31, 2005).
23.1		Consent of Deloitte & Touche LLP.**
23.2		Consent of Shearman & Sterling LLP (included in Exhibit 5.1).*
23.3		Consent of Ballard Spahr Andrews and Ingersoll, LLP (included in Exhibit 5.2)*
24.1		Power of Attorney of P. H. Glatfelter Company.**
25.1		Statement of eligibility of trustee on Form T-1 for the 7 1/8% Notes due 2016.**
99.1		Form of Letter of Transmittal**

Exhibit
Number	Description of Exhibits

99.2	Form of Notice of Guaranteed Delivery**
99.3	Form of Letter to Clients**
99.4	Form of Letter to Registered Holders**
99.5	Form of Letter from Beneficial Owner**

*	Filed herewith.

**	Previously filed.